UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                     FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  April 27, 2005
                                                  --------------

                                 NVE Corporation
                                 ---------------
             (Exact name of registrant as specified in its charter)

         Minnesota                     000-12196                 41-1424202
-------------------------------------------------------------------------------
(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)


11409 Valley View Road, Eden Prairie, Minnesota                        55344
-------------------------------------------------------------------------------
    (Address of principal executive offices)                         (Zip Code)

Issuer's telephone number, including area code  (952) 829-9217
                                                --------------


-------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (1 7 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
       Furnished as Exhibit 99 is a press release of NVE Corporation reporting results for the fiscal year ended March 31, 2005.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NVE CORPORATION
                                             (Registrant)

Date  April 27, 2005                      /s/ Daniel A. Baker
                                          -------------------
                                          By: Daniel A. Baker
                                          President and Chief Executive Officer

                                 INDEX TO EXHIBITS

   Exhibit                           Description
   -------                           -----------
     99 Press release of NVE Corporation dated April 27, 2005 reporting results for the fiscal year ended March 31, 2005